LEGG MASON EQUITY FUNDS
                       Value Trust, Inc.
                    Total Return Trust, Inc.
                 Special Investment Trust, Inc.
                American Leading Companies Trust
                         Balanced Trust

Supplement to the Primary Shares Prospectus dated July 31, 1997, as revised September 9, 1997

The following information is inserted at the end of the first paragraph in the section entitled "Portfolio Management," on page 25 of the Prospectus:

     Lisa O. Rapuano has been named assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecom sectors, as well as for some special situations outside of these sectors, since joining the Adviser in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.

Additionally, the second, third and fourth sentences in the second paragraph of the same section have been deleted.

November 19, 1997

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                     NAVIGATOR EQUITY FUNDS
                     Navigator Value Trust
                  Navigator Total Return Trust
               Navigator Special Investment Trust
           Navigator American Leading Companies Trust
                    Navigator Balanced Trust

        Supplement to the Prospectus dated July 31, 1997

The following information is inserted in the section entitled "Dividends and Other Distributions," which begins on page 17 of the Prospectus:

     If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The following information is inserted at the end of the second paragraph in the section entitled "Adviser," which begins on page 19 of the Prospectus:

Lisa O. Rapuano has been named assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecom sectors, as well as for some special situations outside of these sectors, since joining the Adviser in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.

The following replaces the last paragraph in the section entitled "LMCM," on page 20 of the Prospectus:

     A portfolio management team headed by Mr. Miller became responsible for the day-to-day management of American Leading Companies in September 1997.

The following replaces the second and third sentences in the section entitled "Description of each Corporation and its Shares," on page 21 of the Prospectus:

Value Trust has authorized capital of 300 million shares of common stock, par value $0.001 per share. Total Return Trust has authorized capital of 100 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 150 million shares of common stock, par value $0.001 per share.


November 19, 1997